EXHIBIT 4.10
POPULAR, INC.
DESCRIPTION OF THE REGISTRANT’S SECURITIES REGISTERED PURSUANT
TO SECTION 12 OF THE SECURITIES EXCHANGE ACT OF 1934
AS OF DECEMBER 31, 2025
The following is a summary description of the

securities of Popular, Inc. (the “Company”) that are registered under Section 12

of the Securities

Exchange Act

of 1934, as

amended, consisting

of (1) our

Common Stock and

(2)
our 6.125% Cumulative Monthly Income Trust Preferred

Securities.
In

this

summary,

when

we

refer

to

the

“Company,”

“we,”

“us”

or

“our”

or

when

we

otherwise

refer

to
ourselves, we mean

Popular, Inc.,

excluding the Company’s

subsidiaries, unless otherwise

expressly stated or

as the
context requires; all references to “common stock” refer only to common stock issued by the Company and not to any
common stock issued by any subsidiary.
Description of Common Stock
The

following

description

of

the

Company’s

Common

Stock

is

a

summary

and

does

not

purport

to

be
complete.

It

is

subject

to

and

qualified

in

its

entirety

by

reference

to

the

Company’s

Restated

Certificate

of
Incorporation (the

“Charter”) and

the Company’s

Amended and

Restated By-laws

(the “Bylaws”),

each of

which is
filed as an exhibit

to the Annual

Report on Form

10-K of which

this exhibit is a

part. We

encourage you to

read the
Charter and

Bylaws and the

applicable provisions

of the General

Corporations Act of

the Commonwealth

of Puerto
Rico for additional information.
Authorized Capital Shares
Pursuant to the Charter,

the Company’s

authorized capital stock

consists of 170,000,000

shares of common
stock,

$0.01

par

value

per

share

(“Common

Stock”),

and

30,000,000

shares

of

preferred

stock

without

par

value
(“Preferred Stock”).
Voting

Rights
The holders of the Company’s Common Stock

are entitled to one

vote per share on

all matters brought before
the stockholders. The holders

of the Common Stock

do not have cumulative voting

rights. The Charter provides

that
the

approval

of

the

Company’s

merger,

reorganization,

or

consolidation

or

the

sale,

lease

or

hypothecation

of
substantially

all

of

the

Company’s

assets

or

the

approval

of

the

Company’s

voluntary

dissolution

requires

the
affirmative

vote

of

the

holders

of

a

majority

of

the

outstanding

shares

of

the

Common

Stock

(the

minimum

vote
standard required by

the Puerto Rico General

Corporations Act). In

addition, the affirmative

vote of the holders

of a
majority of the outstanding shares of Common Stock are required to amend the Charter.
Dividend Rights
Subject to the rights of

holders of any Preferred Stock outstanding, holders

of the Common Stock are

entitled
to receive

ratably such

dividends, if

any,

as the

Company’s

Board of

Directors may

in its

discretion declare

out of
legally available funds.
Liquidation Rights
In

the

event

of

liquidation,

holders

of

the

Common

Stock

are

entitled

to

receive

pro

rata

any

assets
distributable to a stockholder with respect to the shares held by them, after payment of liabilities and such

preferential

amounts as may be required to be paid to the holders

of the Company’s outstanding

series of preferred stock and any
preferred stock the Company may hereafter issue.
Other Rights and Preferences
The Company’s

Common Stock

has no

sinking fund

or redemption

provisions or

preemptive, conversion,
exchange or call rights.
Election of the Board of Directors
The Charter

provides that,

as of

the 2024

annual meeting

of stockholders,

the members

of the

Company’s
Board of Directors shall be elected annually.
The Charter

provides that a

director, or

the entire Board

of Directors, may

be removed by

the stockholders
only for cause.
The Charter and the Bylaws also

provide that the affirmative vote

of the holders of at least two-thirds

of the
combined

voting

power

of

the

outstanding

capital

stock

entitled

to

vote

generally

for

the

election

of

directors

is
required to remove a director or the entire Board of Directors from office for cause.
Advance Notice Requirements
The Company’s

Bylaws establish advance

notice procedures

with respect to

shareholder proposals

relating
to

nominations

or

any

other

matter

to

be

brought

before

any

meetings

of

shareholders

of

the

Company.

These
procedures provide

that notice of

such shareholder proposals

must be timely

given in writing

to the Secretary

of the
Company prior to

the meeting at which

the action is to

be taken. The required

notice period varies

depending on the
timing of the

proposal and the

shareholders meeting

to which it

relates. The notice

must contain certain

information
specified in the Bylaws and must otherwise comply with the amended and restated Bylaws.
“Blank Check” Preferred Stock
The Charter authorizes the

issuance of “blank

check” preferred stock,

which may be

issued by the

Company’s
Board

of

Directors

without

shareholder

approval

and

may

contain

voting,

liquidation,

dividend

and

other

rights
superior to the Common Stock.
Listing
The Common Stock is traded on The Nasdaq Stock Market LLC under the trading symbol “BPOP”.

Description of 6.125% Cumulative Monthly Income Trust

Preferred Securities of Popular Capital Trust

II
(Fully and Unconditionally Guaranteed by Popular,

Inc.).
The following description of the Company’s 6.125% Cumulative Monthly Income Trust Preferred Securities
(the “Capital Securities”) is a

summary and does not purport to

be complete. It is subject

to and qualified in its

entirety
by reference to (i) the Amended and Restated Declaration of Trust and Trust Agreement, dated as of August 31, 2009
(the

“Trust

Agreement”),

among

the

Company,

as

depositor,

the

Property

Trustee,

the

Delaware

Trustee,

the
Administrative

Trustees

and

the

several

Holders

(as

defined

therein),

as

amended,

amended

and

restated

or
supplemented from time to time, and (ii) the Prospectus Supplement (to Prospectus dated November 18, 2004), dated as

of

November

24,

2004,

relating

to

the

Capital

Securities

(the

“Prospectus

Supplement”),

each

of

which

is
incorporated

by

reference

as

an

exhibit

to

the

Annual

Report

on

Form

10-K

of

which

this

exhibit

is

a

part.

We
encourage you to read the Trust Agreement, the Prospectus Supplement and the Delaware Statutory Trust Act and the
Trust Indenture Act for more information.
The Capital Securities and the Common Securities (the “Common

Securities”, and together with the Capital
Securities,

the

“Trust

Securities”)

of

Popular

Capital

Trust

II

(the

“Trust”),

a

Delaware

statutory

trust,

represent
beneficial

interests

in

the

Trust.

The

Trust

holds

the

Company’s

6.125%

junior

subordinated

debentures

(the
“Debentures”).
Each

holder

of the

Capital

Securities

has

a

beneficial

interest

in

the

Trust

but

does

not

own

any

specific
Debentures

held by

the Trust.

However,

the Trust

Agreement under

which the

Trust

operates defines

the financial
entitlements of the

Capital Securities in

a manner that

causes those financial

entitlements to correspond to

the financial
entitlements of the Trust in the Debentures it holds.
The Trust
The Trust is a statutory trust formed under Delaware law pursuant to the Trust Agreement and the certificate of trust filed with the Delaware Secretary of State.
The Trust exists for the exclusive purposes of:
● issuing the Trust Securities;
●
investing the gross proceeds of the Trust Securities

in an equivalent amount of the Debentures and
holding the Debentures; and
●
engaging in only those activities convenient, necessary or incidental to the activities described above.
In addition to

the Capital Securities, the

Trust Agreement

authorizes the Trust

to issue Common Securities.
All of the Common Securities are directly or indirectly owned by the Company. The Common Securities rank equally
with the

Capital Securities

and

the Trust

makes payment

on the

Trust

Securities pro

rata, except

that upon

certain
events of default under the Trust

Agreement relating to payment defaults

on the Debentures, the rights of the

holders
of

the

Common

Securities

to

payment

in

respect

of

distributions

and

payments

upon

liquidation,

redemption

and
otherwise

are

subordinated

to the

rights of

the holders

of the

Capital

Securities.

The

Company

acquired

Common
Securities in an aggregate liquidation amount equal to at least three percent of the total capital of the Trust.
The Trust

Agreement does

not permit

the Trust

to issue

any securities

other than

the Trust

Securities or

to
incur any indebtedness.
The Trust’s

business and

affairs are

conducted by

its respective

trustees. The

Property Trustee

acts as

sole
trustee under

the Trust

Agreement for

purposes of

compliance with

the Trust

Indenture Act

and also

acts as

trustee
under the Guarantee (as defined below).

The

Trust

has

a

term

of

approximately

30

years,

but

may

be

terminated

earlier

as

provided

in

the

Trust
Agreement.
The Company pays all fees and expenses related to the Trust.
DESCRIPTION OF THE CAPITAL

SECURITIES
General
The terms

of the

Capital Securities

include (i)

those stated

in the

Trust

Agreement, as

amended, amended
and restated, or

supplemented from time

to time,

and (ii)

those made

part of

the Trust Agreement

by the

Trust Indenture
Act and the Delaware Statutory Trust Act.
The Property

Trustee

acts as

indenture trustee

for purposes

of compliance

with the

provisions of

the Trust
Indenture Act with respect to the Trust. The Capital Securities have a liquidation amount of $25.
The payment of distributions out

of money held by the Trust,

and payments upon redemption

of the Capital
Securities or

liquidation of

the Trust,

are guaranteed

by the Company

to the

extent described

under “Description

of
the

Guarantee”.

The

Guarantee,

when

taken

together

with

the

Company’s

obligations

under

the

Trust

Agreement,
including the Company’s

obligations to pay costs, expenses, debts and liabilities of the Trust,

other than with respect
to the Trust

Securities, has the

effect of

providing a

full and unconditional

guarantee of amounts

due on the

Capital
Securities. The Property Trustee,

in its role as the guarantee trustee with respect to the Trust,

holds the Guarantee for
the benefit of the holders of the Capital Securities. The

Guarantee does not cover payment of distributions or amounts payable on redemption

or liquidation of the Capital

Securities when the Trust

does not have funds

on hand available
to make such payments.
The Capital Securities

were issued in

the form of

one or more

global securities deposited with

The Depository
Trust Company (“DTC”).
The Capital Securities are

securities of the Trust

and are issued pursuant

to the Trust

Agreement. Under the
Trust

Agreement, the

Trust

holds the

Debentures for

the benefit

of the

holders of

the Trust

Securities. The

Capital
Securities are limited to $130,000,000 aggregate liquidation amount. The Capital

Securities are traded on The Nasdaq
Stock Market LLC under the trading symbol “BPOPM”.
Distributions
Distributions on the Capital Securities are fixed at an annual rate of 6.125% of the stated liquidation amount of $25 per Capital Security.

Distributions under the Trust Agreement are cumulative.
Distributions under

the currently

effective Trust

Agreement are

payable monthly

in arrears on

the first

day
of each

month, commencing

on September

1, 2009.

Distributions under

the Amended

and Restated

Declaration of
Trust and Trust

Agreement dated as of November

30, 2004 (the “Initial Trust

Agreement”) were payable monthly

in
arrears on the first day of each month commencing on January 1, 2005. Funds available for distributions with respect
to the Capital Securities are limited to payments received from the Company on the Debentures.
If the Trust is terminated and

its assets distributed, for

each Capital Security, each holder is

entitled to receive
a

like

amount

of

the

Debentures

held

by

the

Trust

or

the

liquidation

amount

of

$25

plus accumulated

but

unpaid
distributions from

the assets

of the

Trust

available for

distribution, after

it has

paid liabilities

owed to

its creditors,
subject to the rights of the holders of the Common Securities to receive a pro rata distribution. Distributions to which
holders of the Capital Securities are

entitled and that are past

due will accumulate additional distributions to the

extent
permitted by applicable law,

at an annual rate of 6.125% of the unpaid distributions, compounded monthly.

The term
“distribution” includes any additional distributions payable unless otherwise stated.
The term “like amount” as used in this description means:
●
with respect to a redemption

of any Trust Securities,

Capital Securities or Common

Securities having a
liquidation amount equal

to that portion

of the principal amount

of the Debentures held

by the Trust

to

be contemporaneously

redeemed in

accordance with

the Indenture,

the proceeds

of which

are used

to
pay the redemption price of the Capital Securities or Common Securities; and
●
with respect to a distribution of

the Debentures held by the Trust

to holders of any Capital Securities or
Common

Securities in

exchange therefor

in connection

with a

dissolution or

liquidation of

the Trust,
Debentures held

by the Trust

having a

principal amount

equal to the

liquidation amount

of the Capital
Securities or Common Securities of the holder to whom the Debentures would be distributed.
Under the

Trust Agreement,

the amount of

distributions payable

for any period

less than a

full distribution
period is computed on the basis of a 360-day year of twelve 30- day months and the actual number of days elapsed in a partial month in

that period. Under the Trust Agreement, the

amount of distributions payable for

any full distribution
period is computed by dividing the rate per annum by twelve.
Payment of Distributions
The Trust pays

distributions on its Capital Securities

to DTC, which credits

the applicable accounts at

DTC
on the

applicable payment

dates, or

if the

securities certificate

for the

Capital Securities

is no

longer held

by or

on
behalf of DTC,

the Trust

will make the

payments by

check mailed to

the addresses of

the holders as

such addresses
appear on the books and records of the Trust on the

applicable record dates. However, a holder of $1

million or more
in aggregate liquidation

amount of the

Capital Securities may receive

distribution payments, other

than distributions
payable at

maturity,

by wire transfer

of immediately

available funds

upon written

request to the

Trust not

later than
15 calendar days prior to the date on which the

distribution is payable. The record date for distributions on the Capital
Securities is the fifteenth day of the month preceding the distribution date, whether or not a business day.
The Trust pays distributions

through the Property

Trustee. The Property Trustee holds

amounts received from
the Debentures in the payment account for the benefit of the holders of the Trust

Securities.
If a

distribution

is payable

pursuant

to the

Trust

Agreement

on a

day that

is not

a business

day,

then that
distribution is to be paid

on the next day that

is a business day, and without any interest

or other payment for any

delay
with the same force and effect as if made on the payment date.
The Trust

Agreement defines

a business

day as

a day

other than

a Saturday,

a Sunday

or any

other day

on
which banking institutions in

New York,

New York,

San Juan, Puerto Rico or

Wilmington, Delaware

are authorized
or required by law,

regulation or executive order to remain closed or are customarily closed.
Deferral of Distributions
As long as there is no event of default under the Debentures, the Company has the right to defer payments of
interest on the Debentures at any time and from time to

time by extending the interest payment period for a period (an
“Extension Period”) of up to 60 consecutive months, but not beyond the maturity of the Debentures.
As a consequence, during an Extension

Period, the Trust will defer payment

of the monthly distributions on
the Capital Securities. The accumulated but unpaid

distributions will continue to accumulate additional distributions, as permitted by applicable law,

at an annual rate of 6.125% compounded monthly.
While the Company defers interest payments on the Debentures, it will be restricted from:
●
declaring

or

paying

any

dividends

or

distributions

on,

or

redeeming,

purchasing,

acquiring

or
making a liquidation payment on, any shares of its capital stock; and
●
making

payments

on

or

repaying,

repurchasing

or

redeeming

any

of

its

debt

securities

that

rank
equal or junior to the Debentures.
If the

Trust

defers distributions,

the deferred

distributions,

including

accumulated

additional distributions,
are to

be paid

on the

distribution payment

date following

the last

day of

the Extension

Period to

the holders

on the
record date for

that distribution payment

date. Upon termination

of an Extension Period

and payment of all

amounts

due on the Capital Securities, the

Company may elect to begin a

new Extension Period with respect to

the Debentures,
subject to the above conditions.
Redemption
Repayment or Redemption of the Debentures
When the Company

repays or redeems

the Debentures, whether at

stated maturity or

upon earlier redemption,
the Property Trustee

will apply the

proceeds from the

repayment or redemption

to redeem Capital

Securities having
an aggregate liquidation amount equal

to that portion of

the principal amount of

Debentures being repaid or redeemed.
The

redemption

price

per

security

is the

$25

liquidation

amount,

plus

accumulated

but unpaid

distributions

to

the
redemption date.
If less than all of

the Debentures are to

be repaid or redeemed,

then the aggregate liquidation

amount of the
Trust Securities to be redeemed will be allocated approximately 3% to the

Common Securities and 97% to the Capital
Securities, except in the case of an event of default as a result of any failure by the Company to make any principal or
interest payments under the Debentures when due.
The Company

has the

right,

subject to

any

required

prior

approval of

the Federal

Reserve, to

redeem

the
Debentures at a redemption price equal to 100%

of the principal amount, plus accrued and unpaid

interest to the date
of redemption:
●
on or after December 1, 2009, in whole or in part, on one or more occasions,

at any time; and
●
in

whole,

but not

in part,

at

any

time within

90 days

following

the occurrence

and

continuation

of a

Tax
Event, an Investment Company Event or a Capital Treatment

Event, each as described below.
If less than all of the Debentures

are to be repaid or redeemed on

the date of redemption, then the proceeds

from
such repayment or redemption will be allocated to the redemption of Trust

Securities proportionately.
A redemption of the Debentures will cause a mandatory redemption of the Trust

Securities.
Tax Event; Investment

Company Event; Capital Treatment Event
A “Tax Event”,

under the Trust Agreement, means the

receipt by the Trust of an opinion

of counsel experienced
in such matters to the effect that as a result of:
●
any amendment to,

or change, including any

announced prospective change,

in the laws, or

any regulations
thereunder, of

the United States or

any political subdivision

thereof or Puerto

Rico, or a taxing

authority of
the United States or Puerto Rico, affecting taxation; or
●
any official or administrative pronouncement or

action or judicial decision

interpreting or applying such laws
or regulations;
there is more than an insubstantial risk that:
(1)
the

Trust

is, or

will be

within 90

days of

the delivery

of

the opinion

of

counsel,

subject to

United

States
federal or Puerto Rico income tax with respect to income

received or accrued on the Debentures held by the
Trust;
(2)
interest payable by the Company to the Trust on the

Debentures held by the Trust is not, or

will not be within
90 days of the delivery of the opinion of counsel, deductible by the Company, in whole or in part, for Puerto
Rico income tax purposes or for U.S. income tax purposes, to the extent applicable to the Company; or
(3)
the

Trust

is, or

will be

within

90

days

of

the delivery

of

the opinion

of

counsel,

subject

to

more

than

an
immaterial amount of taxes, duties or other governmental charges.

If a Tax Event

has occurred and is continuing with respect to the Trust

Agreement, and the Trust is the holder of
all the Debentures, the Company

will pay any additional sums required

so that distributions on the Capital

Securities
will

not

be

reduced

by

any

additional

taxes

(other

than

withholding

taxes),

duties

or

other

governmental

charges
payable by the Trust as a result of the Tax

Event.
An “Investment

Company Event”,

under the

Trust

Agreement, means

the receipt

by the

Trust

of an

opinion of
counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change, including any announced prospective change, in interpretation or application of law or

regulation by
any legislative body,

court, governmental agency or regulatory

authority, there

is more than an insubstantial risk that
the

Trust

is or

will be

considered

an “investment

company”

that

is required

to be

registered

under the

Investment
Company Act.
A “Capital Treatment

Event”, under the

Trust Agreement,

means the reasonable

determination of

the Company
that,

as

a

result

of

any

amendment

to,

or

change

in,

including

any

announced

proposed

change

in,

the

laws

or
regulations

of

the

United

States

or

any

political

subdivision

thereof

or

therein,

or

as

a

result

of

any

official

or
administrative

pronouncement

or action

or judicial

decision interpreting

or applying

such laws

or regulations,

that
there is more than

an insubstantial risk that

the Company will not be

entitled to treat an

amount equal to the

liquidation
amount of

the Capital

Securities as

Tier

1 capital,

or the

then-equivalent thereof,

for purposes

of capital

adequacy
guidelines of the Federal Reserve, as then in effect and applicable to the Company.
Redemption Procedures
The Trust may redeem the Capital Securities only in an amount equal to the funds it has on hand and legally available to pay the redemption price.
The Property

Trustee

will mail

written notice

of the

redemption of

the Capital

Securities to

the registered
holders

at

least

30

but

not

more

than

60

days

before

the

date

fixed

for

redemption.

If

the

Trust

gives

a

notice

of
redemption,

then,

by

12:00

noon,

New

York

City

time,

on

the

date

of

redemption,

if

the

funds

are

available

for
payment, the Property Trustee will, for Capital Securities

held in book-entry form:
●
irrevocably deposit with DTC funds sufficient to pay the redemption price; and
●
give

DTC irrevocable

instructions and

authority

to pay

the redemption

price

to the

holders of

the Capital
Securities.
With respect to the Capital

Securities not held in

book-entry form, if funds

are available for

payment, the Property
Trustee will:
●
irrevocably deposit with the paying agent funds sufficient

to pay the redemption price; and
● give the paying agent irrevocable instructions and authority to pay the redemption price to the holders of the
Capital Securities upon surrender of the certificates evidencing the

Capital Securities.
Notwithstanding the above,

distributions payable on

or prior to

the date of

redemption for Capital

Securities called
for redemption are payable to the holders of the Capital Securities on the applicable record dates.
Once notice

of redemption

pursuant to

the Trust

Agreement is

given and

funds are

deposited, then

all rights

of
the holders of the Capital Securities called for redemption terminate, except the right to receive the redemption price,
but without any interest or other payment for any

delay in receiving it. If such notice

of redemption is given and funds
deposited as required, the Capital Securities then will cease to be outstanding.
If

payment

of the

redemption

price

for

the Capital

Securities

called

for

redemption

is improperly

withheld

or
refused and not

paid either by the

Trust or

by the Company

under the Guarantee,

then distributions on

those Capital
Securities will

continue to

accumulate at

the then-applicable

rate, from

the date

of redemption

to the

date of

actual

payment. In

this case,

the actual

payment date

will be

the date

fixed for

redemption for

purposes of

calculating the
redemption price.
If less than all of the Trust Securities are redeemed, then the aggregate liquidation amount of the Trust

Securities
to

be

redeemed

normally

will

be

allocated

approximately

3%

to

the

Common

Securities

and

97%

to

the

Capital
Securities. However, if an

event of default

has occurred as

a result

of any failure

by the Company

to make any

principal
or interest payments under

the Debentures when due,

holders of the Capital Securities

will be paid in

full before any
payments are made to

holders of the Common

Securities. The Property Trustee selects

the particular Capital Securities
to be

redeemed on

the pro

rata basis

described above

not more

than 60

days before

the date

of redemption

by any
method the Property Trustee deems fair and appropriate or,

if the Capital Securities are then held in book-entry form,
in accordance with DTC’s customary

procedures.
Under the Trust Agreement,

if any

date fixed for

redemption is not

a business

day, then payment of the

redemption
price will be made on the next day that is a business day,

without any interest or other payment for the delay.
Subject

to

the

above

and

applicable

law

and

regulations,

including

United

States

federal

securities

laws

and
banking laws

and regulations,

the Company

or its

affiliates

may,

under the

Trust Agreement,

at any

time and

from
time to time purchase

outstanding Capital Securities by

tender, in the

open market or by private

agreement, and may
resell the Capital Securities.
Ranking of Capital Securities
Payment of distributions on, and the redemption price of

and the liquidation distribution in respect of

Capital
Securities and

Common Securities,

as applicable,

are made

pro rata

based on

the relative

liquidation amount

of the
Capital

Securities

and

Common

Securities,

except

that

upon

certain

events

of

default

under

the

Trust

Agreement
relating to payment defaults on Debentures, the rights of the holders of the Common

Securities to payment in respect
of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of

the holders
of the Capital Securities.
In the

case of

any event

of default

under the

Trust Agreement

resulting from

an event

of default

under the
Indenture, the

Company,

as holder

of the

Common Securities,

will be

deemed to

have waived

any right

to act

with
respect to any

such event of default

under the Trust Agreement

until all such

events of default have

been cured, waived
or otherwise eliminated. Until

all events of

default under the

Trust Agreement have been

so cured, waived

or otherwise
eliminated,

the

Property

Trustee

will

act

solely

on

behalf

of

the

holders

of

the

Capital

Securities

and

not

on

the
Company’s behalf,

and only the holders

of the Capital Securities

will have the right

to direct the Property

Trustee to
act on their behalf.
Liquidation Distribution Upon Dissolution
The amount

payable on

the Capital

Securities in

the event

of any

liquidation of

the Trust

is the

liquidation
amount of

$25 per

Capital Security

plus accumulated

but unpaid

distributions, subject

to certain

exceptions, which
may be paid in the form of a distribution of Debentures.
The Company can at any time dissolve the Trust. If the Trust dissolves and it has paid the liabilities owed to
its creditors, the Debentures will be distributed to the holders of the Trust

Securities.
Any distributions of the Debentures may require approval of the Federal

Reserve.
The Trust Agreement states that the Trust

will dissolve automatically on December 1, 2035 or earlier upon:
(1)
the bankruptcy, dissolution

or liquidation of the Company;
(2)
the

distribution

of

Debentures

having

a

principal

amount

equal

to

the

liquidation

amount

of

the

Trust
Securities of the holders to whom the Debentures are distributed, if the Company has given written direction to the Property Trustee to dissolve the

Trust, which direction, subject to the foregoing restrictions,

is optional
and wholly within the discretion of the Company;

(3) the redemption of all Capital Securities in connection with the redemption of all the Debentures or the stated
maturity of the Debentures; or
(4)
the entry of an order for the dissolution of the Trust

by a court of competent jurisdiction.
If the

Trust

dissolves as

described in

clauses (1),

(2) or

(4) in

the preceding

paragraph, after

the Trust

pays all
amounts owed to creditors,

holders of the Capital Securities

and holders of its Common

Securities will be entitled to
receive Debentures having a principal amount equal to the liquidation amount of the Trust Securities of the holders.
If the Trust cannot pay the full amount due

on the Trust Securities because it has insufficient

assets for payment,
then the amounts the Trust

owes on the Capital Securities will

be proportionately allocated. The

holders of Common
Securities are entitled to receive

distributions upon any liquidation

on a pro rata basis

with the holders of the

Capital
Securities, except

that if

an event

of default

under the

Debentures has

occurred and

is continuing

as a

result of

any
failure by the Company to make any principal or interest payments in respect of Debentures when due, the Trust will
pay the total amounts due on the Capital Securities before making any distribution on the Common Securities.
After the liquidation date is fixed for any distribution of Debentures, upon dissolution the Trust:
● the Trust Securities will no longer be deemed to be outstanding;
●
DTC

or

its

nominee,

as

the

registered

holder

of

the

Capital

Securities,

will

receive

a

registered

global
certificate

or certificates

representing the

Debentures to

be delivered

upon distribution

with respect

to the
Capital Securities held by DTC or its nominee; and
●
any

certificates

representing

the Capital

Securities

will

be

deemed

to

represent

the

Debentures

having

an
aggregate principal amount equal to the

liquidation amount of the Capital Securities,

and bearing accrued but
unpaid interest equal to accumulated

but unpaid distributions on Capital

Securities, until the holder of

those
certificates presents them to the security registrar for Capital Securities for transfer or reissuance.
Exchanges
If

at

any

time

a

Depositor

Affiliated

Owner

is

the

owner

of

Capital

Securities,

such

Depositor

Affiliated
Owner will have the right to deliver to the Property Trustee all or such portion of its Capital Securities as it elects and receive,

in

exchange

therefore,

a

like

amount

of

Debentures.

After

the

exchange,

the

Capital

Securities

will

be
cancelled and will no longer

be deemed to be

outstanding and all rights of

the Depositor Affiliated Owner with

respect
to the Capital Securities will cease.
In the case of an exchange described in the previous paragraph, the Trust will, on the date of such exchange, exchange Debentures having

a principal amount

equal to a proportional

amount of the aggregate

liquidation amount
of its outstanding Common Securities, based on the ratio of the aggregate liquidation amount of its Capital Securities
exchanged divided by the aggregate

liquidation amount of its Capital

Securities outstanding immediately prior to such
exchange, for

such proportional amount

of its Common

Securities held by

the Company (which

contemporaneously
will be cancelled and no longer be deemed to be outstanding).
Events of Default; Notice
Any one of the following events constitutes an event of default of the Trust, regardless of the reason for such
event of default and whether

it will be voluntary or involuntary

or be effected by operation

of law or pursuant to any
judgment, decree or order of any court or any order,

rule or regulation of any administrative or governmental body:
●
the occurrence of an event of default under the Indenture with respect to the Debentures held by the Trust; or

●
the default by the

Property Trustee in

the payment of any

distribution on the Capital

Securities or Common
Securities when such distribution becomes due and payable, and continuation of such default for a period of
30 days; or
● the default by the Property Trustee in the payment of any redemption price of Capital Securities or Common
Securities when such redemption price becomes due and payable; or
●
the failure to perform or the breach, in any material respect,

of any other covenant or warranty of the trustees
of the Trust in

the Trust Agreement

for 90 days after the defaulting

trustee or trustees have received

written
notice of the failure to perform or breach of warranty in the manner specified in the Trust Agreement; or
●
the occurrence

of certain

events of

bankruptcy

or insolvency

with respect

to the

Property Trustee

and the
Company’s failure to appoint a successor

property trustee within 90 days.
Within ten days after any event

of default of the Trust actually

known to the Property Trustee occurs,

the Property
Trustee will transmit notice of such event of default to

the holders of the Capital Securities or Common Securities

and
to

the

Administrative

Trustees,

unless

such

event

of

default

shall

have

been

cured

or

waived.

The

Company,

as
depositor,

and the

Administrative Trustees

are required

to file

annually with

the Property

Trustee

a certificate

as to
whether or not

the Company or

the Administrative Trustees

are in compliance

with all the conditions

and covenants
applicable to the Company and the Administrative Trustees

under the Trust Agreement.
The existence

of an event

of default under

the Trust

Agreement, in and

of itself, with

respect to the

Debentures
does not entitle the holders of the Capital Securities to accelerate the maturity of the Debentures.
Removal of Trustees
Unless an event

of default under the

Indenture has occurred

and is continuing,

the Property Trustee

and the
Delaware Trustee may be removed at any time by the holder of the Common Securities. The Property Trustee and the
Delaware

Trustee

may

be

removed

by

the

holders

of

a

majority

in

liquidation

amount

of

the

outstanding

Capital
Securities for cause

or if an event

of default under the

Indenture has occurred

and is continuing. In

no event will the
holders

of the

Capital

Securities have

the

right

to vote

to

appoint,

remove

or replace

the Administrative

Trustees,
which voting

rights are vested

exclusively in the

Company,

as the holder

of the Common

Securities. No resignation
or removal of a trustee and

no appointment of a successor trustee will

be effective until the acceptance of appointment
by the successor trustee in accordance with the provisions of the Trust

Agreement.
Co-Trustees and Separate

Property Trustee
Unless an event of default under

the Debentures has occurred and

is continuing, at any time or

from time to
time, for the purpose of meeting the legal requirements of the Trust

Indenture Act or of any jurisdiction in which any
part of the

trust property may

at the time

be located, the

Company,

as the holder

of the Common

Securities, and the
Administrative Trustees have the power to

appoint one or more

persons either to act

as a co-trustee of

the Trust, jointly
with the Property

Trustee, of all

or any part

of such trust property,

or to act as

separate trustee of

any such property,
in either

case with such

powers as

may be provided

in the

instrument of

appointment, and

to vest in

such person or
persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of the Trust

Agreement. If an

event of default

under the Indenture

has occurred and

is continuing, the Property

Trustee
alone shall have power to make such appointment.
Mergers or Consolidation of Trustees
Any person into which the Property Trustee or the Delaware Trustee, if not a natural person, may be merged
or

converted

or

with

which

it

may

be

consolidated,

or

any

person

resulting

from

any

merger,

conversion

or
consolidation to

which such trustee

is a party,

or any person

succeeding to

all or substantially

all the corporate

trust
business of

such trustee,

will be

the successor

of such

trustee under

the Trust

Agreement, provided

such person

is
otherwise qualified and eligible.

Mergers, Consolidations, Amalgamations or Replacements of the Trusts
The Trust

may not

merge

with or

into, consolidate,

amalgamate, or

be replaced

by,

or convey,

transfer or
lease its

properties

and assets

substantially as

an entirety

to the

Company or

any other

person, except

as described
below or as otherwise described

in the Trust

Agreement. The Trust

may, at

the Company’s

request, with the consent
of the Administrative

Trustees but

without the

consent of

the holders

of the Capital

Securities, the Property

Trustee
or the Delaware Trustee, merge

with or into, consolidate, amalgamate, or

be replaced by, or convey,

transfer or lease
its properties and assets

substantially as an entirety

to, a trust

organized as such under the

laws of any

state, the District
of Columbia or the Commonwealth of Puerto Rico if:
● such successor entity either:
o
expressly assumes all of the obligations of the Trust

with respect to the Capital Securities, or
o
substitutes

for

the

Capital

Securities

other

securities

having

substantially

the

same

terms

as

the
Capital Securities, or the “Successor

Securities”, so long as the

Successor Securities rank the same
as

the

substituted

Capital

Securities

in

priority

with

respect

to

distributions

and

payments

upon
liquidation, redemption and otherwise;
● the Company expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Debentures;
●
such

merger,

consolidation,

amalgamation,

replacement,

conveyance,

transfer

or

lease

does not

cause

the
Capital

Securities,

including

any

Successor

Securities,

to

be

downgraded

by

any

nationally

recognized
statistical rating organization;
●
such

merger,

consolidation,

amalgamation,

replacement,

conveyance,

transfer

or

lease

does not

adversely
affect the rights, preferences and privileges

of the holders of the Capital Securities, including any

Successor
Securities, in any material respect;
● such successor entity has a purpose substantially identical to that of the Trust;
● prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Company has received an opinion from independent counsel to the Trust experienced in such matters to the effect that:
o
such

merger,

consolidation,

amalgamation,

replacement,

conveyance,

transfer

or

lease

does

not
adversely

affect

the

rights,

preferences

and

privileges

of

the

holders

of

the

Capital

Securities,
including any Successor Securities, in any material respect, and
o
following

such merger,

consolidation,

amalgamation,

replacement,

conveyance,

transfer or

lease,
neither the

Trust

nor such

successor entity

will be

required to

register as

an investment

company
under the Investment Company Act; and
●
the Company

or any permitted

successor or assignee

owns all of

the Common

Securities of such

successor
entity and

guarantees the

obligations of

such successor

entity under

the Successor

Securities at least

to the
extent provided by the Guarantee.
Notwithstanding

the

foregoing,

the

Trust

may

not,

except

with

the

consent

of

holders

of

100%

in

liquidation
amount of the

Capital Securities, consolidate,

amalgamate, merge

with or into, or

be replaced by

or convey,

transfer
or lease its

properties and assets

substantially as an

entirety to any

other entity or

permit any other

entity to consolidate,
amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement,

conveyance,
transfer or lease would

cause the Trust

or the successor entity

to be classified as other

than a grantor trust

for United
States federal or Puerto Rico income tax purposes.

Voting

Rights; Amendment of the Trust

Agreement
Except as otherwise provided below

and as otherwise required by law

and the Trust Agreement,

the holders
of the Capital Securities have no voting rights.
The Company and

the Administrative Trustees

may amend the

Trust Agreement

without the consent

of the
holders

of

the

Capital

Securities,

unless

such

amendment

will

materially

and

adversely

affect

the

interests

of

any
holder of the Capital Securities, to:
●
cure any

ambiguity,

correct or supplement

any provisions

in the

Trust Agreement

that may be

inconsistent
with any other provision,

or to make any other

provisions with respect to matters

or questions arising under
the Trust Agreement, which may not be inconsistent

with the other provisions of the Trust Agreement;

or
●
modify,

eliminate

or add

to any

provisions

of the

Trust

Agreement

to such

extent as

will be

necessary

to
ensure

that the

Trust

will be

classified for

United

States federal

or Puerto

Rico income

tax purposes

as a
grantor trust at all times that any Capital Securities and Common Securities are outstanding or to ensure that the Trust will not be required to register as an “investment company” under the Investment Company Act.
The Company,

the Administrative Trustees

and the Property Trustee

may generally amend the

Trust Agreement
with:
●
the

consent

of

holders

representing

not

less

than

a

majority,

based

upon

liquidation

amounts,

of

the
outstanding Capital Securities; and
●
receipt by the

trustees of an

opinion of counsel

to the effect that

such amendment or the

exercise of any

power
granted to the trustees in accordance with such amendment will not affect the Trust’s status as a grantor trust for

United

States

federal

or

Puerto

Rico

income

tax

purposes

or

the

Trust’s

exemption

from

status

as

an
“investment company” under the Investment Company Act.
However, without the consent of each holder

of Trust Securities, the Trust

Agreement may not be amended to:
● change the amount or timing of any distribution required to be made in respect of the Trust Securities as of a specified date; or
● restrict the right of a holder of Trust Securities to institute a suit for the enforcement of any such payment on or after such date.
So long

as the

Property Trustee

holds any

Debentures, the

trustees of

the Trust

may not,

without obtaining

the
prior approval of the holders of a majority in aggregate liquidation amount of all outstanding Capital Securities:
●
direct

the

time,

method

and

place

of

conducting

any

proceeding

for

any

remedy

available

to

the

junior
subordinated trustee, or

executing any trust

or power conferred

on the junior

subordinated trustee with

respect
to the Debentures;
● waive any past default that is waivable under the Indenture;
●
exercise any right to rescind

or annul a declaration that

the principal of all

the Debentures is due and payable;
or
●
consent

to

any

amendment,

modification

or

termination

of

the

Indenture

or

the

Debentures,

where

such
consent will be required.
If a consent under the Indenture

would require the consent of

each holder of Debentures affected thereby, no such
consent may be given by

the Property Trustee without

the prior consent of each

holder of the Capital Securities. The
Property Trustee may not revoke any action previously authorized or approved by a vote of the holders of the Capital
Securities except

by subsequent

vote of

the holders

of the

Capital Securities.

The Property

Trustee will

notify each

holder

of

Capital

Securities

of

any

notice

of

default

with

respect

to

the

Debentures.

In

addition

to

obtaining

the
foregoing approvals

of the

holders of

the Capital

Securities, before

taking any

of the

foregoing actions,

the trustees
will obtain an opinion of counsel experienced in such

matters to the effect that such action would

not cause the Trust
to be classified as other than a grantor trust for United States federal or Puerto Rico income tax purposes.
Any required approval of holders of Capital Securities may be given at a meeting of holders of Capital Securities convened for such purpose or pursuant to written consent. The Property Trustee will cause a notice of any meeting at
which holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such
holders is

to be taken,

to be given

to each holder

of record of

Capital Securities

in the manner

set forth

in the Trust
Agreement.
Notwithstanding that holders of

Capital Securities are entitled to

vote or consent under any of

the circumstances
described above, any of the Capital Securities that are owned by the Company or its affiliates or the trustees or any of their affiliates, will, for purposes of such vote or consent, be treated as if they were not outstanding.
Payment and Paying Agent
Payments on

the Capital

Securities are made

to DTC, which

credits the applicable

accounts at DTC

on the
applicable distribution dates. If any Capital Securities are not held by DTC, such payments are made by check mailed to the address of the holder as such address appears on the register.
The paying agent

for the Trust

is Banco Popular

de Puerto Rico. The

paying agent is

permitted to resign

as
paying agent of the Trust

upon 30 days’ written notice

to the Administrative Trustees

and to the Property Trustee.

In
the event

that Banco

Popular de

Puerto Rico

is no

longer be

the paying

agent, the

Property Trustee

will appoint

a
successor to act as paying agent, which will be a

bank or trust company acceptable to the Administrative Trustees and to the Company.
Registrar and Transfer

Agent
Banco Popular de Puerto Rico Trust Division acts as registrar and transfer agent for the Capital Securities.
Registrations of

transfers of Capital

Securities are effected

without charge

by or on

behalf of the

Trust, but
upon

payment

of

any

tax

or

other

governmental

charges

that

may

be

imposed

in

connection

with

any

transfer

or
exchange. The Trust is

not required to register or cause to be

registered the transfer of the Capital Securities

after the
Capital Securities have been called for redemption.
Information Concerning the Property Trustee
Other

than

during

the

occurrence

and

continuance

of

an

event

of

default

under

the

Trust

Agreement,

the
Property Trustee undertakes to perform only the duties that are specifically set forth in the Trust

Agreement. After an
event of default under the Trust Agreement, the Property Trustee must exercise the same degree of care and skill as a
prudent individual would exercise

or use in

the conduct of

his or her

own affairs. Subject to

this provision, the

Property
Trustee is under no obligation to exercise

any of the powers vested in it by the Trust

Agreement at the request of any
holder

of

the

Capital

Securities

unless

it

is

offered

indemnity

satisfactory

to

it

by

such

holder

against

the

costs,
expenses and liabilities

that might be

incurred. If no event

of default under

the Trust Agreement

has occurred and

is
continuing and the

Property Trustee

is required to

decide between alternative

courses of action,

construe ambiguous
provisions the Trust Agreement or is

unsure of the application

of any provision of

the Trust Agreement, and the

matter
is

not

one

upon

which

holders

of

the

Capital

Securities

are

entitled

under

the

Trust

Agreement

to

vote,

then

the
Property

Trustee

will

take

any

action

that

the

Company

directs.

If

the

Company

does

not

provide

direction,

the
Property

Trustee

may

take

any

action

that

it deems

advisable

and

in

the

best

interests

of

the

holders

of

the

Trust
Securities and will have no liability except for its own bad faith, negligence or willful misconduct.
The Company and

its affiliates maintain

certain accounts and

other banking relationships

with the Property
Trustee and its affiliates in the ordinary

course of business.
Trust Expenses

Pursuant to the Trust Agreement, the Company,

as depositor, has agreed to pay:
●
all debts and other obligations of the Trust (other

than with respect the Capital Securities);
● all costs and expenses of the Trust, including costs and expenses relating to the organization of the Trust, the fees and expenses of the trustees of the Trust and the cost and expenses relating to the operation of the Trust;
and
●
any

and

all taxes

and

costs and

expenses

with respect

thereto,

other

than

withholding

taxes, to

which

the
Trust might become subject.
Governing Law
The Trust Agreement is governed by and construed

in accordance with the laws of Delaware.
Miscellaneous
The Administrative Trustees are authorized

and directed to conduct the affairs of and to operate

the Trust in
such a way that it will not be required to register

as an “investment company” under the Investment Company

Act or
characterized

as

other

than

a

grantor

trust

for

United

States

federal

or

Puerto

Rico

income

tax

purposes.

The
Administrative Trustees

are authorized and

directed to conduct

their affairs so

that the Debentures

will be treated

as
indebtedness of the Company for Puerto Rico income tax purposes.
In

this

regard,

the

Company

and

the

Administrative

Trustees

are

authorized

to

take

any

action,

not
inconsistent with applicable law, the certificate of trust of the Trust or the Trust Agreement, that the Company and the
Administrative Trustees

determine to

be necessary

or desirable to

achieve such

end, as long

as such action

does not
materially and adversely affect the interests of the holders of the Capital Securities.
Holders of the Capital Securities have no preemptive or similar rights.
The Trust may not borrow money or issue debt or

mortgage or pledge any of its assets.
DESCRIPTION OF THE GUARANTEE
The following description of the terms of the guarantee (the

“Guarantee”) is a summary and does not purport
to be

complete. It

is subject

to and qualified

in its

entirety by

reference to

(i) the

Guarantee Agreement,

dated as

of
August 31, 2009 (the “Guarantee Agreements”) and (ii) the Prospectus Supplement, each of which is incorporated by reference as an exhibit to

the Annual Report on Form 10-K of

which this exhibit is a part. We

encourage you to read
the Guarantee Agreement and Prospectus Supplement for more

information.
General
The Company’s obligation to make a Guarantee Payment (as defined below) to the Trust may be satisfied by direct payment

of the

required amounts

to the

holders of

the Capital

Securities or

by causing

the Trust

to pay

such
amounts to such holders.
The Guarantee does not apply to any payment of distributions by the Trust except to the extent the Trust has funds available

for such

payments. If

the Company

does not make

interest payments

on the Debentures

held by

the
Trust, the Trust will

not pay distributions

on the Capital

Securities and will

not have funds

available for such

payments.
See “— Status of the Guarantee”. Because the Company is a holding company, the Company’s rights to participate in the assets

of any

of the

Company’s

subsidiaries upon

the subsidiary’s

liquidation or

reorganization is

subject to

the
prior claims of

the subsidiary’s creditors except to

the extent that

the Company may

itself be a

creditor with recognized
claims against the

subsidiary. Except as otherwise described

in this exhibit,

the Guarantee does

not limit the

incurrence
or issuance by the Company of other secured or unsecured debt.
The Guarantee,

when taken

together with

the Company’s

obligations

under the

Debentures,

the Indenture
and

the

Trust

Agreement,

including

the

Company’s

obligations

to

pay

costs,

expenses,

debts

and

liabilities

of

the

Trust, other than

those relating

to Capital

Securities or Common

Securities, provides a

full and

unconditional guarantee
on a subordinated basis of payments due on the Capital Securities issued by the Trust.
Under the

Guarantee Agreement,

the Company

irrevocably and

unconditionally agrees

to pay in

full to the
holders of

the Trust

Securities, except

to the

extent paid

by the

Trust,

as and

when due,

regardless of

any defense,
right of set-off or counterclaim which the Trust

may have or assert, the Guarantee Payments without duplication:
●
any accrued and

unpaid distributions that

are required to

be paid on

the Capital Securities,

to the extent

the
Trust has funds available for distributions;
●
the redemption

price, plus

all accrued

and unpaid

distributions relating

to any

Capital Securities

called for
redemption by the Trust, to the extent the Trust

has funds available for redemptions; and
●
upon a voluntary or involuntary dissolution, winding-up or termination of the

Trust, other than in connection
with the distribution of Debentures to the holders of Capital Securities or the redemption of all of its Capital
Securities, the lesser of:
●
the aggregate of the liquidation

amount and all accrued and unpaid

distributions on the Capital Securities

to
the date of payment to the extent the Trust has funds available;

and
●
the amount of assets of

the Trust remaining

for distribution to holders of

Capital Securities in liquidation of
the Trust.
Status of the Guarantee
The Guarantee is unsecured and ranks:
●
subordinate and

junior in right

of payment

to all the

Company’s

other liabilities in

the same

manner as

the
Debentures as set forth in the Indenture; and
● equally with all other Guarantees that the Company issues.
The Guarantee

constitutes a guarantee

of payment and

not of collection,

which means that

the guaranteed party
may sue the

guarantor to enforce

its rights

under the Guarantee

without suing any

other person or

entity. The Guarantee
is held by the guarantee trustee for the benefit of the

holders of the Trust Securities. The Guarantee will be discharged only

by payment

of the

Guarantee Payments

in full

to the

extent

not paid

by the

Trust

or upon

the distribution

of
Debentures.
Amendments and Assignment
The Guarantee

may be

amended only

with the

prior approval

of the

holders of

not less

than a

majority in
aggregate liquidation amount of the outstanding Capital Securities.

No vote is required, however, for any changes that
do

not

adversely

affect

the

rights

of

holders

of

the

Capital

Securities

in

any

material

respect.

All

guarantees

and
agreements

contained

in

the

Guarantee

bind

the

Company’s

successors,

assignees,

receivers,

trustees

and
representatives and will be for the benefit of the holders of the Capital Securities then outstanding.
Termination

of the Guarantee
The Guarantee will

terminate (1) upon full

payment of the

redemption price of all

Capital Securities, (2) upon
distribution of the

Debentures to the holders

of the Trust

Securities or (3) upon

full payment of the

amounts payable
in accordance with the Trust Agreement

upon liquidation of the Trust. The Guarantee will continue

to be effective or
will be reinstated, as the

case may be, if at

any time any holder of

Capital Securities must restore payment of

any sums
paid under the Capital Securities or the Guarantee.
Events of Default

Under the Guarantee, an event of default will occur if the Company fails to perform any payment obligation
or other obligation under the Guarantee.
With respect to the Guarantee, the holders

of a majority in liquidation amount of the Capital Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the guarantee trustee or to

direct the exercise

of any trust

or power conferred

upon the guarantee

trustee under the

Guarantee. Holders
of

the

Capital

Securities

may

institute

a

legal

proceeding

directly

against

the

Company

to

enforce

the

guarantee
trustee’s rights and the Company’s obligations under the Guarantee,

without first instituting a

legal proceeding against
the Trust, the guarantee trustee or any other person

or entity.
As

guarantor

under

the

Guarantee,

the

Company

is

required

to

file

annually

with

the

guarantee

a

trustee
certificate pursuant to the Guarantee,

as to whether or

not the Company is

in compliance with all

applicable conditions
and covenants under the Guarantee.
Information Concerning the Guarantee Trustee
With

respect to

the Guarantee,

prior to

the occurrence

of an

event of

default relating

to the

Guarantee, the
guarantee trustee is required

to perform only the duties

that are specifically set forth

in the Guarantee. Following

the
occurrence of an

event of default, the

guarantee trustee will exercise

the same degree

of care as a

prudent individual
would exercise in the

conduct of his or her

own affairs. Provided that

the foregoing requirements have

been met, the
guarantee trustee

is under no

obligation to

exercise any of

the powers vested

in it by

the Guarantee at

the request of
any holder

of Capital

Securities unless

offered indemnity

satisfactory to

it against the

costs, expenses

and liabilities
which might be incurred thereby.
The Company and its affiliates maintain certain accounts and other banking relationships with the guarantee trustee and its affiliates in the ordinary course of business.
Governing Law
The Guarantee is

governed by and construed

in accordance with the

internal laws of

the Commonwealth of
Puerto Rico.
DESCRIPTION OF THE DEBENTURES
The following is a brief description

of the terms of the Debentures held

by the Trust. This summary

does not purport
to be

complete and

is subject

to and

qualified in

its entirety

by reference

to the

Junior Subordinated

Indenture (the
“Base Indenture”), dated

as of

October 31, 2003,

as supplemented by

the Second Supplemental

Indenture (the “Second
Supplemental Indenture”, and together with the Base

Indenture, the “Indenture”), as supplemented by the Supplement to Second Supplemental Indenture, dated as of August 31, 2009; and (ii) the Prospectus Supplement, each of which is incorporated by

reference to

the Annual

Report on

Form 10-K

of which

this exhibit

is a part.

We

encourage you

to
read the Indenture and the Prospectus Supplement for more information.
General
The

Debentures

are

unsecured,

junior

subordinated

obligations

of

the

Company.

The

Debentures

are

limited

in
aggregate principal amount to $134,021,000. The

aggregate principal amount of the Debentures is limited to the sum
of:
● the aggregate stated liquidation amount of the Capital Securities; and
● the amount of capital contributed by the Company in exchange for the Common Securities.
The Debentures ranks junior to the Company’s senior debt, including the subordinated debt of the Company.

For
information on the subordination of the Debentures, see “Description of the Debentures — Subordination”.
The entire principal amount of

the Debentures will become due

and payable, with any accrued

and unpaid interest
thereon, on December 1, 2034. There is no sinking fund for the Debentures.

The Company

does not

pay any

additional amounts

on the

Debentures to

compensate any

holder or

beneficial
owner for any Puerto Rico tax withheld from payments of principal or interest on the Debentures.
The Debentures are registered in the name

of the Trust. The Property Trustee holds the Debentures in trust for the
benefit of the holders of the Trust Securities.
Interest
The Debentures bear interest

at an annual rate of

6.125%,from and including their date

of issuance until the
principal becomes

due and payable.

Interest is payable

monthly in arrears

on the first

day of each

month, beginning
January 1,

2005. Interest

payments not

paid when

due accrue,

to the

extent permitted

by applicable

law,

additional
interest, compounded

monthly, at

the annual rate

of 6.125%, computed

on the basis

of a 360-day

year of twelve

30-
day months and the actual number of days elapsed in a partial month in such period.
The Company

pays interest

on the

Debentures to

the holders

of record

on the

applicable record

date. The
record date

for interest

payments on

the Debentures

is the

fifteenth

day of

the month

preceding the

payment

date,
whether or not a business day.
The amount

of interest

payable for

any period

less than

a full interest

period is

computed on

the basis of

a
360-day year

of twelve

30-day months

and the

actual days elapsed

in a partial

month in

that period.

The amount

of
interest payable for any full interest period is computed by dividing the annual rate by twelve.
If any date on which interest is payable on the Debentures is not a business day, then payment of the interest payable

on that

date will

be made

on the

next succeeding

day

that is

a business

day,

without

any interest

or other
payment in

respect of

the delay,

with the

same force

and effect

as if

made on

the date

that payment

was originally
payable.
The amount of additional interest payable for any full interest period is computed by dividing the annual rate
by twelve.

The term

“interest” as

used in

this description

includes

monthly

interest payments,

interest on

monthly
interest payments not

paid when due,

compounded interest and

additional sums, as

applicable. The interest

payment
provisions for the Debentures correspond to the distribution provisions for the Capital Securities. See “Description of the Capital Securities — Payment of Distributions” in this description.
Option to Extend Interest Payment Period
As long as the

Company is not in default

under the Debentures, the

Company has the right,

at any time and
from time to time, to

defer payments of interest

during an Extension Period,

of up to 60 consecutive

months, but not
beyond the maturity

date of the Debentures.

During an Extension

Period, interest continues

to accrue and

holders of
the Debentures,

or holders

of Capital

Securities using

the accrual

method of

accounting to

determine

their taxable
income, are required to accrue interest income for Puerto Rico income tax purposes.
On the interest

payment date following

the last day of

any Extension Period,

the Company pays

all interest
then accrued and unpaid, together with additional interest

on the accrued and unpaid interest

to the extent as permitted
by law, compounded monthly,

at the annual rate of 6.125%, plus any additional sums, as described below.
Before termination of an

Extension Period for

the Debentures, the

Company may further

extend the payments
of interest. However,

no Extension Period, including all

previous and further extensions, may

exceed 60 consecutive
months or extend beyond

the maturity of the Debentures.

If any Debentures are called

for redemption before the end
of an Extension Period relating

to the Debentures, such

Extension Period will end

on that redemption date

or an earlier
date as determined by the Company. After the termination of an Extension Period for the Debentures and the payment
of all

amounts due,

the Company

may begin

a new

Extension Period,

as described

above. There

is no

limitation on
the number of times the

Company may elect to begin

an Extension Period for the

Debentures. Interest is not payable
during

an

Extension

Period

for

the

Debentures,

only

at

the

end

of

the

Extension

Period

for

the

Debentures.

The
Company may,

however, prepay,

on any interest

payment date, at

any time all

or any portion

of the interest

accrued
during an Extension Period for the Debentures.

If the Property Trustee is the sole holder of the Debentures, the Company will give the Property Trustee and
the Delaware Trustee written notice of its election of an Extension Period for the Debentures at least one business day
before the earlier of:
●
the next succeeding date on which the distributions on the Capital Securities are payable;

and
●
the date

the Property

Trustee is

required to

give notice

to holders

of the

Capital Securities

of the

record or
payment date for the applicable distribution.
The Property Trustee will give notice of the Company’s election of an Extension Period for the Debentures to the
holders of the Capital Securities.
With

respect

to

either

Trust,

if

the

Property

Trustee

is

not

the

sole

holder,

or

is

not

itself

the

holder,

of

the
Debentures, the Company

will give

the holders of

the Debentures and

the indenture trustee

written notice of

its election
of

an

Extension

Period

for

the

Debentures

at

least

one

business

day

before

the

next

interest

payment

date

for

the
Debentures.
Additional Sums
If, at

any time

while the

Property Trustee

is the

holder of

the Debentures,

the Trust

is required

to pay

any
additional taxes (other

than withholding taxes), duties

or other governmental

charges as a result

of a Tax

Event with
respect to

the Trust,

the Company

will pay

as additional

interest on

the Debentures

any additional

amounts that

are
required

so

that

the

distributions

paid

by the

Trust

will not

be

reduced

as a

result

of any

of

those taxes,

duties

or
governmental charges.
Redemption
The Company

has the

right,

subject to

any

required

prior

approval of

the Federal

Reserve, to

redeem

the
Debentures at a redemption price equal to 100%

of the principal amount, plus accrued and unpaid

interest to the date
of redemption:
●
on or after December 1, 2009, in whole or in part, on one or more occasions,

at any time; and
●
in

whole,

but not

in part,

at

any

time within

90 days

following

the occurrence

and

continuation

of a

Tax
Event, an Investment Company Event or a Capital Treatment

Event, each as described above.
Notice of any

redemption will be

mailed at least 45

days but not

more than 75 days

before the redemption

date.
Unless the Company defaults in payment of the redemption price,

on and after the redemption date, interest will

cease
to accrue on the Debentures

or portions thereof called for

redemption. The Debentures are not

subject to any sinking
fund and are not redeemable at the option of the holder.
Restrictions on Certain Payments; Certain Covenants of the Company
Any money that the Company pays to a paying agent for the purpose of making payments on the Debentures
and

that

remains

unclaimed

two

years

after

the

payments

were

due

under

the

Debentures,

will,

at

the

Company’s
request, be returned

to the Company and

after that time any

holder of the

Debentures can only

look to the

Company
for the payments on the Debentures.
With respect to the Debentures, the Company

may not:
●
declare or

pay any

dividends or distributions,

or redeem,

purchase, acquire,

or make

a liquidation payment
on any of its capital stock; or
●
make

any payment

of principal

of or

interest or

premium, if

any,

on or

repay,

repurchase or

redeem debt
securities of the Company that rank equal or junior to the Debentures, if at such time:

●
there has

occurred any

event of

default under

the Debentures

resulting from

a failure

to make

principal or
interest payments

on the

Debentures or

from certain

events in

bankruptcy,

insolvency or

reorganization

of
the Company;
●
the

Debentures

are

held

by

the

Trust

and

the

Company

is

in

default

with

respect

to

its

payment

of

any
obligations under the Guarantee; or
●
the Company has given

notice of its election of

an Extension Period with

respect to the Debentures

and has
not rescinded that notice, and such Extension Period, or any extension thereof,

is continuing.
The restrictions listed above do not apply to:
●
repurchases, redemptions or other acquisitions of shares of

capital stock of the Company in connection with
(1) any employment contract, benefit plan

or other similar arrangement with or

for the benefit of any one or
more employees,

officers, directors,

consultants or

independent contractors,

(2) a dividend

reinvestment or
stockholder stock purchase plan, or

(3) the issuance of

capital stock of the

Company, or securities convertible
into or exercisable

for such capital stock,

as consideration in an

acquisition transaction entered

into prior to
the Extension Period for the Debentures;
●
an exchange, redemption or

conversion of any class or

series of the Company’s

capital stock, or any capital
stock of a subsidiary of the Company,

for any other class or series of the Company’s

capital stock, or of any
class or series of the Company’s indeb

tedness for any class or series of the Company’s

capital stock;
●
the purchase of

fractional interests in

shares of the

Company’s capital stock under the

conversion or exchange
provisions of the capital stock or the security being converted or exchanged;
●
any declaration of a

dividend in connection with

any stockholder’s rights plan, or

the issuance of rights,

stock
or other property

under any stockholder’s

rights plan, or

the redemption or

repurchase of rights

pursuant to
the plan;
● payments by the Company under the Guarantee; or
●
any dividend

in the

form of

stock, warrants,

options or

other rights

where the

dividend stock

or the

stock
issuable upon exercise

of such

warrants, options or

other rights

is the same

stock as

that on which

the dividend
is being paid or ranks equal or junior to that stock.
In addition, as long as the Trust holds the Debentures,

the Company agrees, with respect to the Debentures:
●
to continue to hold, directly or

indirectly, 100%

of the Common Securities, provided

that certain successors
that are permitted

under the Indenture may

succeed to the

Company’s ownership of such Common

Securities;
●
as holder of the Common Securities, not to

voluntarily dissolve, wind up or liquidate the Trust, other than

(a)
as part

of the

distribution of

the Debentures

to the

holders of

the Capital

Securities in

accordance with

the
terms of the Capital Securities

or (b) as part of

a merger,

consolidation or amalgamation which

is permitted
under the Trust Agreement; and
●
to use

its reasonable

efforts, consistent

with the

terms and

provisions of

the Trust

Agreement, to

cause the
Trust

to

continue

not

to

be

taxable

as

a

corporation

for

United

States

federal

or

Puerto

Rico

income

tax
purposes.
Registration, Denomination and Transfer

The

Company

registered

the Debentures

in

the

name

of

the Property

Trustee

on

behalf of

the

Trust.

The
Property Trustee

holds the Debentures

in trust for

the benefit of

the holders

of the Trust

Securities. The

Debentures
are issued in denominations of $1,000 and integral multiples of $1,000.
DTC acts as securities depositary for the Debentures.
With respect to the Debentures, if the Debentures are in certificated form, payments of principal and interest will be

payable, the

transfer of

the Debentures

will be

registrable, and

the Debentures

will be

exchangeable for

the
Debentures of other authorized denominations of a like aggregate principal amount. In such case, payment of interest may also be made at the option of the Company by

check mailed to the address of the holder entitled to the payment.
Upon written request to the paying agent not less than 15 calendar days prior to the date on which interest is payable,
a holder

of $1,000,000

or more

in aggregate

principal amount

of the

Debentures may

receive payment

of interest,
other than payments of interest payable at maturity,

by wire transfer of immediately available funds.
The Debentures may be presented for registration of transfer or exchange with an endorsed form of transfer,
or a duly executed and satisfactory written instrument of transfer, at the security registrar’s office in San Juan, Puerto
Rico or

the office

of any

transfer agent

selected by

the Company

without service

charge and

upon payment

of any
taxes and other

governmental charges

as described

in the Indenture.

The Company has

appointed Banco

Popular de
Puerto

Rico

as transfer

agent

and

security

registrar

under

the Indenture.

The Company

may

at

any

time designate
additional transfer agents with respect to the Debentures.
With respect

to the Debentures,

in the event

of any

redemption, the

Company and

the indenture

trustee for
the Debentures will not be required to:
●
issue, register the transfer of or exchange the

Debentures during a period beginning 15 calendar days before the first mailing of the notice of redemption; or
●
register the

transfer of

or exchange

the Debentures

selected for

redemption, except,

in the

case of

any the
Debentures being redeemed in part, any portion not to be redeemed.
At

the

request

of

the

Company,

funds

deposited

with

the

indenture

trustee

or

any

paying

agent

held

for

the
Company for the payment

of principal, interest, and premium,

if any,

on any Debenture which remain

unclaimed for
two years

after the

principal, interest,

and premium,

if any,

has become

payable will

be repaid

to the

Company and
the holder of the Debentures will, as a general unsecured creditor,

look only to the Company for payment thereof.
Limitation on Mergers and Sales of Assets
The Indenture generally

permit a consolidation

or merger between

the Company and

another entity. The Indenture
also permits the sale or transfer by the Company of all or substantially all of its property and assets.

Such transactions
are permitted if:
●
the resulting or

acquiring entity,

if other than

the Company,

is organized

and existing under

the laws of the
United States or any state, the District of Columbia or the Commonwealth of Puerto Rico and assumes all of the Company’s responsibilities and liabilities

under the Indenture, including the payment of all amounts due on the Debentures and performance of the covenants in the Indenture; and
●
immediately after the transaction, and giving

effect to the transaction, no event

of default under the Indenture
exists.
If the Company consolidates or merges with or into any other entity or sells or leases all or substantially all of its assets according to

the terms and conditions

of the Indenture,

the resulting or

acquiring entity will be

substituted for
the Company in the Indenture with the

same effect as if it had been

an original party to the

Indenture. As a result, such
successor entity

may exercise

the Company’s

rights and

powers under

the Indenture,

in the

Company’s

name and,
except in the case of a lease

of all or substantially all of the

Company’s properties, the Company will be released from
all the Company’s liabilities and

obligations under the Indenture and under the Debentures.

Modification of Indenture
With respect to the Capital Securities, if any of the

Capital Securities are outstanding:
●
no modification

may be

made to

the Indenture

that materially

adversely affects

the holders

of the

Capital
Securities;
● no termination of the Indenture may occur; and
●
no waiver of any event of

default under the Debentures or compliance with any

covenant under the Indenture
may be effective,

without the prior

consent of the

holders of at

least a majority

of the aggregate

liquidation
amount of

such outstanding Capital

Securities unless and

until the principal

of and premium,

if any,

on the
Debentures and

all accrued

and unpaid

interest thereon

have been

paid in

full and

certain other

conditions
are satisfied.
In addition,

with respect to

the Capital Securities,

if any of

the Capital Securities

are outstanding, all

holders of
the Capital Securities must consent if the Company wants to amend the Indenture to:
●
remove the rights of holders of the Capital Securities to institute a Direct Action (as defined below); or
●
modify a provision of the

Indenture that requires the consent

of all the holders of

the outstanding Debentures.
Events of Default and the Rights of Capital Securities Holders to Take

Action Against the Company
An event of default under the Indenture means any of the following, with respect to the Debentures:
●
failure to pay

interest on the Debentures

for 30 days after

the payment is due

(subject to the deferral

of any
due date in the case of an Extension Period with respect to the Debentures);
● failure to pay the principal of or any premium on any the Debentures when due;
●
failure to

perform any

other covenant

in the

Indenture for

90 days

after the

Company has

received written
notice of the failure to perform in the manner specified in the Indenture;
●
certain events relating to a bankruptcy,

insolvency or reorganization of the Company; or
●
any other event of default that may be specified for the Debentures in the

Indenture.
With

respect

to

the

Trust,

so

long

as the

Trust

holds

Debentures,

the

Property

Trustee

and

the

holders

of

the
Capital Securities will have the following rights under the Indenture upon the occurrence of an event of default:
●
the

Property

Trustee

and

the holders

of not

less than

25% in

aggregate

liquidation

amount

of the

Capital
Securities may declare the principal of and interest accrued on the Debentures due and payable immediately;
● if all defaults have been cured, the consent of the holders of more than 50% in aggregate liquidation amount of the Capital

Securities is required

to annul a

declaration by the

indenture trustee,

the Trust

or the holders
of Capital Securities that the principal of the Debentures is due and payable immediately;
●
unless the default

is cured, the consent

of each holder

of Capital Securities

is required to

waive a default

in
the

payment

of

principal,

premium

or

interest

with

respect

to

the

Debentures

or

a

default

in

respect

of

a
covenant

or

provision

that

cannot

be

modified

or

amended

without

the

consent

of

the

holder

of

each
outstanding Debenture; and
●
unless the default

is cured, the

consent of the

holders of more

than 50% in

aggregate liquidation amount

of
the Capital Securities is required to waive any other default.

If the event

of default under

the Debentures is

the failure of

the Company to

make payments of

principal or interest
on

the

Debentures

when

due,

then

a

registered

holder

of

Capital

Securities

may

bring

a

legal

action

against

the
Company directly

for enforcement of

payment to such

registered holder of

amounts owed on

the Debentures

with a
principal amount

equal to

the aggregate

liquidation amount

of such

registered holder’s

Capital Securities

(a “Direct
Action”). The Company may not amend the Debentures to

remove this right to bring a

Direct Action without the prior
written consent of the registered holders of all the

Capital Securities. The Company can offset against

payments then
due

under

the

Debentures

any

corresponding

payments

made

to

holders

of

Capital

Securities

by

the

Company

in
connection with a Direct Action.
The holders of the Capital Securities are not able to exercise directly any remedies available to the holders of the
Debentures except under the circumstance described in the preceding paragraph.
The Indenture Does Not Restrict the Company’s Ability to Take

Certain Actions that may Affect the Debentures
The Indenture does not contain restrictions on the Company’s ability to:
●
incur, assume or become liable for any type of debt

or other obligation;
●
create liens on the Company’s property

for any purpose; or
● pay dividends or make distributions on the Company’s capital stock or repurchase or redeem the Company’s capital stock, except as set forth under “— Restrictions on Certain Payments”

above.
The Indenture does not

require the maintenance of

any financial ratios or

specified levels of

net worth or liquidity.
In addition, the Indenture does contain

any provisions which would require

the Company to repurchase or redeem

or
modify the terms of any of the

Debentures upon a change of control or

other event involving the Company which may
adversely affect the creditworthiness of such debt securities.
Subordination
The Debentures are subordinated to all of the Company’s existing and future Senior Debt, as defined below.
The Company’s “Senior Debt” includes

its senior debt securities and its subordinated debt securities and means:
●
any of the Company’s

indebtedness for borrowed or

purchased money,

whether or not evidenced

by bonds,
debt securities, notes or other written instruments,
●
the Company’s obligations

under letters of credit,
●
any of

the Company’s

indebtedness or

other obligations

with respect

to commodity

contracts, interest

rate
and currency

swap agreements,

cap, floor

and collar

agreements, currency

spot and

forward contracts,

and
other similar

agreements or

arrangements designed

to protect

against fluctuations

in currency

exchange or
interest rates, and
●
any

guarantees,

endorsements

(other

than

by

endorsement

of

negotiable

instruments

for

collection

in

the
ordinary course

of business)

or other

similar contingent

obligations in

respect of

obligations of

others of

a
type described

above, whether or

not such

obligation is classified

as a liability

on a balance

sheet prepared
in accordance with generally accepted accounting principles, whether outstanding on the date

of execution of the Indenture

or thereafter incurred, other than

obligations expressly
on a parity with or junior to the Debentures. The

Debentures rank on a parity with obligations evidenced

by any debt
securities, and

guarantees in

respect of

those debt

securities, initially

issued to

any trust,

partnership or

other entity
affiliated with

the Company,

that is,

directly or

indirectly,

the Company’s

financing vehicle

in connection

with the
issuance by such entity of capital securities or other similar securities.

If certain events relating to a bankruptcy,

insolvency or reorganization of the Company occur,

the Company
will first pay all Senior Debt, including any interest accrued after the events occur, in full before the Company makes any payment or distribution, whether in cash, securities or other property, on account of the principal of or interest on the Debentures. In such an event, the Company will pay or deliver directly to the holders of Senior Debt any payment or distribution

otherwise payable

or deliverable

to holders

of the Debentures.

The Company

makes the payments

to
the holders of Senior Debt according to priorities existing among those holders until the Company has paid all Senior
Debt, including accrued interest, in

full. Notwithstanding the subordination provisions discussed in this paragraph, the
Company may make payments or distributions on the Debentures so long as:
● the payments or distributions consist of securities issued by the Company or another company in connection with a plan of reorganization or readjustment; and
●
payment on those securities is subordinate to outstanding Senior

Debt and any securities issued with respect
to Senior Debt under

such plan of reorganization

or readjustment at least to

the same extent provided

in the
subordination provisions of the Debentures.
If such

events relating

to a bankruptcy,

insolvency or

reorganization of

the Company

occur,

after it

has paid

in
full all

amounts owed on

Senior Debt, the

holders of the

Debentures, together with

the holders

of any of

the Company’s
other obligations ranking equal with the Debentures, will be entitled to receive from the Company’s remaining assets
any principal, premium or interest due at that time on the Debentures and such other obligations before the Company
makes any

payment

or other

distribution

on account

of any

of the

Company’s

capital stock

or obligations

ranking
junior to the Debentures.
If the Company violates the Indenture by making a payment or distribution to holders of the Debentures before it has paid all the Senior Debt in full, then the holders

of the Debentures will be deemed to have received the payments or distributions in trust for the benefit of, and will have to pay or transfer the payments or distributions to, the holders of the

Senior Debt

outstanding at

the time.

The payment

or transfer

to the

holders of

the Senior

Debt will

be made
according to

the priorities

existing among

those holders.

Notwithstanding the

subordination provisions

discussed in
this paragraph, holders

of the Debentures are

not required to pay,

or transfer payments

or distributions to, holders

of
Senior Debt so long as:
● the payments or distributions consist of securities issued by the Company or another company in connection with a plan of reorganization or readjustment; and
●
payment on those securities is subordinate to outstanding Senior

Debt and any securities issued with respect
to Senior Debt under

such plan of reorganization

or readjustment at least to

the same extent provided

in the
subordination provisions of those Debentures.
Because

of

the

subordination,

if

the

Company

becomes

insolvent,

holders

of

Senior

Debt

may

receive

more,
ratably,

and holders

of the

Debentures may

receive

less, ratably,

than

the Company’s

other

creditors.

This type

of
subordination

will

not

prevent

an

event

of

default

from

occurring

under

the

Indenture

in

connection

with

the
Debentures.
Any modification or amendment

of the Indenture may

not, without the consent

of the holders of all

Senior Debt
outstanding,

modify

any

of

the

provisions

of

the

Debentures

relating

to

the

subordination

of

the

Debentures

in

a
manner that would adversely affect

the holders of Senior Debt.
The Indenture does not place a limitation on the amount of Senior Debt that the Company may incur.
Concerning the Indenture Trustee
The indenture

trustee has

all the

duties and

responsibilities specified

under the

Trust

Indenture Act.

Other
than its duties in case of a default, the indenture trustee is under no obligation to exercise any of the powers under the
Indenture at the request, order or direction of any holders of Debentures unless offered reasonable indemnification.

From time to time, the Company

and certain of its subsidiaries maintain

deposit accounts and conduct other
banking transactions, including lending transactions, with the indenture trustee in the ordinary course of business.
Governing Law
The Indenture

and the

Debentures are

governed by,

and construed

in accordance

with, the

internal laws

of
the Commonwealth of Puerto Rico.